Registration No. 333-253153

Filed Pursuant to Rule 497(d)

JOHCM GLOBAL EQUITY FUND

SUPPLEMENT DATED APRIL 30, 2021 TO THE COMBINED PROXY

STATEMENT/PROSPECTUS DATED APRIL 1, 2021 IN CONNECTION WITH THE JOINT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2021

PLEASE take a moment to cast your vote TODAY.

Recently, you received proxy materials for the upcoming June 2, 2021 joint special meeting of shareholders of the JOHCM Funds. This supplement should be read in conjunction with those proxy materials. As a shareholder in the JOHCM Global Equity Fund (the “Fund”), it is very important to the business of the Fund that we receive your proxy voting instructions. If you have not already done so, please return your proxy voting instructions using one of the voting methods listed below.

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/johcm/docs/2021.pdf If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-398-1247 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Four convenient voting methods…

1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-398-1247. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the proxy card(s) previously distributed.

3. Vote online: You may cast your vote by visiting the web address located on the proxy card(s) previously distributed and following the instructions on the website.

4. Vote by mail: You may cast your vote by signing, dating, and mailing the proxy card(s) previously distributed in the postage-prepaid return envelope previously provided.

Fees and Expenses

Footnote 4 on page 25 of the Combined Proxy Statement/Prospectus is deleted in its entirety and replaced with the below:

JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, and 1.24% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2023. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Please retain this supplement for your future reference. For important information regarding the JOHCM Funds or to receive a free copy of the proxy statement/prospectus, please call 866-260-9549 or 312-557-5913 or write to JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766. The proxy statement/prospectus will also be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully.